This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

                                                              Class A Prospectus

                           ALLIANCE VARIABLE PRODUCTS

                                  SERIES FUND

                                  May 3, 1999

                          Growth and Income Portfolio
                       Short-Term Multi-Market Portfolio

 This  Prospectus describes the  Portfolios that  are available as  underlying investments  through your variable  contract. For information about  your variable  contract,  including  information  about  insurance-related expenses, see the Prospectus for your variable contract which accompanies this Prospectus.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
            Prospectus. Any representation to the contrary is a
                criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   3
  Summary of Principal Risks...............................................   7
  Principal Risks by Portfolio.............................................   8
GLOSSARY...................................................................   9
DESCRIPTION OF THE PORTFOLIOS..............................................  11
  Investment Objectives and Policies.......................................  11
  Description of Investment Practices......................................  13
  Additional Risk Considerations...........................................  19
MANAGEMENT OF THE PORTFOLIOS...............................................  22
PURCHASE AND SALE OF SHARES................................................  24
  How The Portfolios Value Their Shares....................................  24
  How To Purchase and Sell Shares..........................................  24
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  24
FINANCIAL HIGHLIGHTS.......................................................  25
APPENDIX A.................................................................  27

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's summary includes a discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 7.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

  . how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index; and

  . changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

  .  You may lose money by investing in the Portfolios.

  . An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Growth and Income Portfolio

  Objective: The Portfolio's investment objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                       1 Year  5 Years Inception
                                                       ------  ------- ---------
     Portfolio.......................................  20.89%   21.19%   16.01%
     S&P 500 Index...................................  28.58%   24.06%   20.81%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 14, 1991 for the Portfolio and December 31, 1990 for the Index.

                                   Bar Chart


1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
N/A     N/A     N/A     7.9     11.7    -0.4    35.8    24.1    28.8    20.9



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 23.67%, 4th quarter, 1998; and

   Worst quarter was down 14.06%, 3rd quarter, 1998.

Short-Term Multi-Market Portfolio

  Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what the Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

  Principal Investment Strategies and Risks: The Portfolio invests in high-quality debt securities having remaining maturities of not more than three years, with a high proportion of investments in money market instruments. The Portfolio seeks investment opportunities in foreign and domestic securities markets. While the Portfolio normally maintains a substantial portion of its assets in debt securities denominated in foreign currencies, it invests at least 25% of its net assets in U.S. Dollar-denominated debt securities. The Portfolio limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets except for the Euro in which the Portfolio may invest up to 50% of its net assets.

  The Portfolio concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. A high proportion of the Portfolio's investments normally consist of money market instruments.

  The Portfolio also may:

  .use derivatives strategies;
  .invest in prime commercial paper or unrated paper of equivalent quality; .enter into repurchase agreements; and
  .invest in variable, floating, and inverse floating rate instruments.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. The Portfolio's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio......................................... 6.32%   3.99%    4.28%
     Merrill Lynch 1-3 Year Treasury Index............. 7.00%   5.99%    6.74%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from November 28, 1990 for the Portfolio and November 30, 1990 for the Index.

                                   Bar Chart


1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
N/A     N/A     6.9     0.8     6.6     -6.5    6.8     9.6     4.6     6.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 5.55%, 2nd quarter, 1995; and

   Worst quarter was down 7.30%, 4th quarter, 1994.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to the risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

  . Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest in future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

    Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in lower-rated securities or comparable unrated securities.

    Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

  . Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

  . Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

  . Foreign Risk This is the risk of investments in issuers located in foreign countries. All Alliance Portfolios that invest in foreign securities are subject to this risk. These Portfolios' investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

  . Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

  . Leveraging Risk When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

  . Derivatives Risk The Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

  . Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

  . Management Risk Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

  . Focused Portfolio Risk Portfolios that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                         Interest                                                                  Focused
                           Rate   Credit Market Foreign Currency Derivatives Liquidity Management Portfolio Leveraging
       PORTFOLIO           Risk    Risk   Risk   Risk     Risk      Risk       Risk       Risk      Risk       Risk
       ---------         -------- ------ ------ ------- -------- ----------- --------- ---------- --------- ----------
Growth and Income
 Portfolio..............     X       X      X       X       X                               X
Short-Term Multi-Market
 Portfolio..............     X       X      X       X       X          X          X         X          X         X

GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

  .  ARMS, which are adjustable-rate mortgage securities;

  .  SMRS, which are stripped mortgage-related securities;

  .  CMOs, which are collateralized mortgage obligations;

  . GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

  . FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

  . FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

  . Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

  . The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in the Portfolios can be found in the discussion under Additional Risk Considerations.

  . Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

  . Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
     (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Policies


Growth and Income Portfolio

The Portfolio seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality. The Portfolio also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes. The Portfolio may invest up to 10% of its total assets in illiquid securities.

Short-Term Multi-Market Portfolio

The Portfolio's investment objective is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund.

The Portfolio invests in debt securities denominated in the U.S. Dollar (at least 25% of its net assets) and selected foreign currencies. The Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. The Portfolio will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies. The Portfolio limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets except for the Euro in which the Portfolio may invest up to 50% of its net assets.

In pursuing its investment objective, the Portfolio seeks to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. Normally, a high proportion of the Portfolio's investments consist of money market instruments. Alliance actively manages the Portfolio in accordance with a multi-market investment strategy, allocating the Portfolio's investments among securities denominated in the

U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. The percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with the Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio.

The returns available from short-term foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in the currency exchange rates. The Portfolio invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Adviser.

The Portfolio expects to invest in debt securities denominated in the Euro. An issuer of debt securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Portfolio may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Portfolio seeks to minimize investment risk by limiting its investments to debt securities of high-quality and invests in:

  .  U.S. Government securities;

  .  foreign government and supranational organization debt securities;

  .  corporate debt securities;

  . certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and

  . prime commercial paper (or unrated commercial paper of equivalent quality) issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Portfolio concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Portfolio also may:

  .  invest in indexed commercial paper;

  . enter into futures contracts and purchase and write options on futures contracts and privately negotiated options on securities;

  .  purchase and write put and call options on foreign currencies;

  .  purchase or sell forward foreign currency exchange contracts;

  .  enter into interest rate swaps, caps and floors;

  .  invest in variable, floating, and inverse floating rate instruments;

  . make secured loans of its portfolio securities of up to 20% of its net assets;

  .  invest up to 10% of its total assets in illiquid securities; and

  .  enter into repurchase agreements.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

  . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

  . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

  . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

  . Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

  . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

  . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Illiquid Securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

Loans of Portfolio Securities. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. Certain of the Portfolios, including Short-Term Multi-Market Portfolio, engage in more active trading and have significantly higher portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

Investment in the Banking Industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

U.S. and Foreign Taxes. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolios' major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.

With respect to the Year 2000, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolio.

The Portfolios and Alliance have been advised by the Portfolios' Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this Prospectus, the Portfolio and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which approximately $118 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.6 million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.
Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 1998 the Portfolios paid Alliance as a percentage of average net assets:

                                                                     Fee as a
                                                                   percentage of
                                                                      average
                            Portfolio                              net assets *
                            ---------                              -------------
Growth and Income Portfolio.......................................     .63%
Short-Term Multi-Market Portfolio.................................     0.0%

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* Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: Growth and Income Portfolio (.63%) and Short-Term Multi-Market Portfolio (.55%).

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                       Principal Occupation
                           Employee; Time Period;             During
        Portfolio             Title With ACMC          The Past Five Years*
        ---------        -------------------------   ------------------------
 Growth and Income       Paul C. Rissman; since      Associated with Alliance
  Portfolio              inception; Senior Vice      since prior to 1994
                         President of Alliance
                         Capital Management
                         Corporation (ACMC)**
 Short-Term Multi-Market Douglas J. Peebles; since   Associated with Alliance
  Portfolio              inception; Senior Vice      since prior to 1994
                         President of ACMC

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  * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.
 ** The sole general partner of Alliance.

PURCHASE AND SALE OF SHARES

How The Portfolios Value Their Shares

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors or Trustees believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

How To Purchase and Sell Shares

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the Prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditor, whose report, along with each Portfolio's financial statements, is included in the SAI, which is available upon request.

                                      Growth and Income Portfolio
                               ----------------------------------------------
                                        Year Ended December 31,
                               ----------------------------------------------
                                 1998      1997      1996     1995     1994
                               --------  --------  --------  -------  -------
Net asset value, beginning of
 year........................  $  19.93  $  16.40  $  15.79  $ 11.85  $ 12.18
                               --------  --------  --------  -------  -------
Income From Investment
 Operations
Net investment income(a)(b)..       .22       .21       .24      .27      .10
Net realized and unrealized
 gain (loss) on investment
 transactions................      3.81      4.39      3.18     3.94     (.16)
                               --------  --------  --------  -------  -------
Net increase (decrease) in
 net asset value from
 operations..................      4.03      4.60      3.42     4.21     (.06)
                               --------  --------  --------  -------  -------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................      (.16)     (.13)     (.25)    (.13)    (.10)
Distributions from net
 realized gains..............     (1.96)     (.94)    (2.56)    (.14)    (.17)
                               --------  --------  --------  -------  -------
Total dividends and
 distributions...............     (2.12)    (1.07)    (2.81)    (.27)    (.27)
                               --------  --------  --------  -------  -------
Net asset value, end of
 year........................  $  21.84  $  19.93  $  16.40  $ 15.79  $ 11.85
                               ========  ========  ========  =======  =======
Total Return
Total investment return based
 on net asset value(c).......     20.89%    28.80%    24.09%   35.76%    (.35)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted).............  $381,614  $250,202  $126,729  $41,993  $41,702
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .90%
  Expenses, before waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .91%
  Net investment income(a)...      1.07%     1.16%     1.58%    1.95%    1.71%
Portfolio turnover rate......        79%       86%       87%     150%      95%

--------
See footnotes on page 26.

                                       Short-Term Multi-Market Portfolio
                                      ---------------------------------------
                                            Year Ended December 31,
                                      ---------------------------------------
                                       1998    1997    1996    1995    1994
                                      ------  ------  ------  ------  -------
Net asset value, beginning of year... $10.57  $10.73  $10.58  $ 9.91  $ 11.07
                                      ------  ------  ------  ------  -------
Income From Investment Operations
Net investment income(a)(b)..........    .61     .59     .64     .82      .47
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions...............    .03    (.11)    .33    (.15)   (1.16)
                                      ------  ------  ------  ------  -------
Net increase (decrease) in net asset
 value from operations...............    .64     .48     .97     .67     (.69)
                                      ------  ------  ------  ------  -------
Less: Dividends and Distributions
Dividends from net investment
 income..............................  (1.11)   (.64)   (.82)    -0-     (.46)
Return of capital....................    -0-     -0-     -0-     -0-     (.01)
                                      ------  ------  ------  ------  -------
Total dividends and distributions....  (1.11)   (.64)   (.82)    -0-     (.47)
                                      ------  ------  ------  ------  -------
Net asset value, end of year......... $10.10  $10.57  $10.73  $10.58  $  9.91
                                      ======  ======  ======  ======  =======
Total Return
Total investment return based on net
 asset value(c)......................   6.32%   4.59%   9.57%   6.76%   (6.51)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)............................ $6,469  $6,489  $7,112  $3,152  $20,921
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements....................    .94%    .94%    .95%    .95%     .94%
  Expenses, before waivers and
   reimbursements....................   2.69%   1.42%   2.09%   1.30%     .99%
  Net investment income(a)...........   5.94%   5.50%   6.03%   8.22%    6.52%
Portfolio turnover rate..............     18%    222%    159%    379%     134%

--------
Footnotes:

(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                   APPENDIX A

                                  BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.
  2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
  3. There is a lack of essential data pertaining to the issue or issuer.
  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Duff & Phelps Credit Rating Co.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

Fitch Ibca, Inc.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                 c/o Alliance Fund Services, Inc.
                         P.O. Box 1520
                         Secaucus, NJ 07096-1520

By phone:                For Information:
                                        (800) 221-5672
                         For Literature:(800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:               at the Commission's Public Reference Room in
                         Washington, D.C.

By phone:                1-800-SEC-0330

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (duplicating fee required)

On the Internet:         www.sec.gov

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.